UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-02958

T. Rowe Price International Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: October 31

Date of reporting period: April 30, 2015

Item 1. Report to Shareholders

International Growth & Income Fund	April 30, 2015

The views and opinions in this report were current as of April 30, 2015. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

REPORTS ON THE WEB

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Manager’s Letter

Fellow Shareholders

Non-U.S. stocks delivered good results over the first half of our fiscal year thanks to low interest rates, falling oil prices, and other tailwinds. The declining value of the euro, yen, and other major currencies relative to the U.S. dollar weighed on returns for U.S. investors, however. Your fund recorded a good gain in the period but trailed its benchmark somewhat, largely due to our financials holdings. The strong gains over the last seven years are beginning to stretch global stock valuations, in our opinion, and we are slowly positioning the portfolio more conservatively by investing in stronger businesses.

Your fund returned 3.93% over the first half of its fiscal year ended April 30, 2015. After outperforming last year, the fund trailed both the MSCI EAFE (Europe, Australasia, and Far East) Index and the Lipper International Multi-Cap Value Funds Average, as shown in the Performance Comparison table. Our consumer discretionary and financials holdings weighed on our performance, although this was partially offset by good results from our consumer staples holdings. The fund’s long-term performance continued to compare favorably with that of its peers. Based on cumulative total return, Lipper ranked the International Growth & Income Fund 85 of 173, 78 of 142, 25 of 114, and 17 of 73 international multi-cap value funds for the 1-, 3-, 5-, and 10-year periods ended April 30, 2015, respectively. (Past performance cannot guarantee future results. Results for the Advisor and R Class shares were slightly lower, reflecting their higher expense ratios.)

Currency Conversion a Double-Edged Sword

The U.S. dollar has appreciated sharply against most developed markets and many emerging markets currencies since mid-2014. The accompanying chart shows an index of the dollar's value over the past 10 years compared with the most widely traded global currencies.

The Dollar Also Rises

105
100
95
90
85
80
75
70
4/05
4/06
4/07
4/08
4/09
4/10
4/11
4/12
4/13
4/14
4/15

Inflation-adjusted, trade-weighted foreign exchange value of the dollar against major currencies. Source: Federal Reserve.

The U.S. dollar continually fluctuates versus most other currencies based on economic conditions, interest rate trends, government policies, geopolitical tensions, and other factors. The U.S. dollar's recent appreciation reflects the improving U.S. economic conditions compared with other major markets, including Europe and Japan, and expectations for rising U.S. interest rates. The dollar is also historically perceived as a "safe haven" currency amid geopolitical turmoil. When the U.S. dollar appreciates, imported goods can be purchased with fewer dollars, and U.S. exports become more expensive for foreign buyers.

A strengthening dollar hurts the performance of nondollar investments for U.S. investors, while a falling dollar is additive to performance. For the six-month period ended April 30, 2015, the dollar rallied, gaining more than 10% versus the euro, 6% versus the Japanese yen, and 4% against the British pound. In that period, the MSCI EAFE Index of developed stock markets outside the U.S. and Canada generated a 14.69% return in local currency terms, but after converting to dollars, the same basket of stocks returned 7.06% for U.S. investors. Results were similar for the MSCI All Country World Index ex USA, which in addition to the EAFE index, includes Canada and all countries in the MSCI Emerging Markets Index. It generated a 12.92% return in local currency terms, but after converting to dollars, it returned 5.78% for U.S. investors.

Investors should keep in mind that currency trends are unpredictable and should not be a primary factor when making long-term investment decisions.

The fund seeks long-term appreciation by building a diversified portfolio of established non-U.S. companies with prospects for capital appreciation and growing dividend payments. Although the fund invests primarily in developed market countries, it also maintains exposure to emerging markets. Our investment process is built upon fundamental research that can identify undervalued companies with good prospects for appreciation. Our research staff also looks for earnings growth potential and catalysts that help realize value. Finally, the fund’s country and sector allocations are driven primarily by bottom-up stock selection but are also influenced by an assessment of macroeconomic prospects.

MARKET REVIEW

Non-U.S. stocks performed well in the first half of our fiscal year, although the strong dollar took a large toll on returns for U.S. investors. This was clearly demonstrated by the performance of the MSCI EAFE Index, whose gain was more than double in local currency terms (14.69%) versus U.S. dollar terms (7.06%). The dollar’s strength had a countervailing impact on the strong performance of non-U.S. equities, however, as many firms in Europe, Asia, and elsewhere took market share away from their U.S. competitors. Also, revenues earned in the U.S. by non-U.S. firms became more valuable when translated back into home currencies. For a discussion of how currency trends impact investors, please see the sidebar, Currency Conversion a Double-Edged Sword).

Other factors supported global stocks as well, however. Even as the U.S. Federal Reserve wound down its quantitative easing (QE) program, central banks in both Europe and Japan continued to buy massive amounts of long-term assets in an effort to bring down interest rates and stimulate borrowing and economic activity. Indeed, the QE program launched by the European Central Bank in March caused yields on some government bonds to fall below 0%—a highly unusual situation in that it meant bond investors were essentially paying governments to hold money for them. While growth in Europe did not accelerate in response, most of the region’s major economies did appear to escape falling back into recession, with Italy being a notable exception. The Japan investors also benefited from an increasing focus on profitability and shareholder returns at many Japanese corporations. Finally, the dramatic decline in oil prices benefited almost all developed economies, even as it weighed on commodity-exporting emerging markets.

On a sector basis, consumer discretionary stocks performed best in the period, followed by information technology shares. Industrials and business services and health care stocks were also strong. Energy stocks performed poorly, reflecting the plunge in oil prices, and utilities stocks also recorded a loss. On a country basis, Japan performed best in the period, but most major markets saw good gains. One exception was Australia, which felt the brunt of slowing growth in China and a resulting decline in raw materials prices.

PORTFOLIO PERFORMANCE AND STRATEGY

Consumer stocks performed well as investors have grown more confident that stabilizing economies would encourage spending, and some of our top contributors were companies that managed to pair that tailwind with operational improvements. One of our leading contributors was Volkswagen, a strong global brand that has been rewarded as investors have become more optimistic about the European auto market, in particular. Management has also done a good job controlling costs, and investors have been pleased to see the company resist making too many deals with its abundant free cash flow. We have reduced our position, however, as we believe the market has now largely priced in the benefit of the weaker euro. (Please refer to the portfolio of investments for a detailed list of holdings and the amount each represents in the portfolio.)

The improving UK economy helped food and general merchandise retailer Marks & Spencer Group. Our multiyear turnaround thesis with the company also continued to play out, as management has invested in improved product, stores, and technology while making the company run more efficiently. Margins have improved, the Internet business is finally clicking, and the company is no longer losing market share. Cruise operator Carnival benefited from both the recovery in leisure spending and the improvements to its fleet. Falling oil prices also helped reduce an important expense for the company.

Fundamental improvements twinned with the strong dollar benefited several of our holdings. Belgian food retailer Delhaize was a leading contributor. Management continues to improve operations, and the company benefited from its significant sales in the U.S., which got a boost from the strong dollar, and where food prices have gone up steadily. The higher value of U.S. sales also helped Japan’s Sony, but a restructuring of its business played a key role. We added a position in the company after a new CEO took charge a few years ago and began focusing on Sony’s stronger businesses, such as camera sensors, entertainment, and media, at the expense of its weaker ones, such as televisions and phones. The refocus has helped turn around a consumer electronics business that has been suffering for two decades.

Improving economic conditions generally matter less to the defensive health care sector, but it performed well in recent months. Better operational execution boosted results for Swiss pharmaceutical firm Novartis. Management is making progress in controlling costs and improving margins, but strong sales growth has also vindicated our hopes for the company’s drug pipeline. Israeli generic drugmaker Teva Pharmaceutical Industries also performed well as management finally integrated businesses that had been put together through mergers and acquisitions over a long period.

Opportunities for improved industry structure are an important focus of our investment strategy. Germany’s Telefonica Deutschland Holding has benefited from the industry consolidation that resulted from its merger with another firm in 2014. Partly because of the cash flow needs of its parent company, Telefonica offers a strong dividend stream backed by a solid balance sheet. We expect that consolidation in the European telecommunications markets will also continue to benefit Hong Kong-based industrial conglomerate Hutchison Whampoa, which is an important supplier to the industry. The stock performed well for us after it announced a deal to spin off property assets.

As usual, the period also brought its disappointments. A leading detractor was UK professional out-sourcing services company Serco Group, which continued to struggle with winning new business after improprieties under previous management. We have faith that the new CEO will be able to turn the company around, but he and his teams have discovered that issues at the firm are larger than previously thought. We believe that the company will eventually recover and the end market remains in place, but cost overruns and the possibility that the firm will be unable to bid for new work for a time have weighed on the stock.

Poor macroeconomic conditions and unforeseen developments took a toll on several of our holdings in materials and energy, although we own few of these businesses. The scale of the plunge in oil prices late in 2014 surprised even those of us who were bearish, and oil producers Eni (Italy) and Royal Dutch Shell (UK) were among our leading detractors, along with services firm Amec Foster Wheeler (UK). Iron ore mining company Rio Tinto (UK, with major operations in Australia) was also particularly weak. Generally, we believe that energy firms are likely to see their prospects improve before mining companies, as their investment cycle is much shorter—drilling rigs quickly go out of commission, while mines can quickly be restarted after lying dormant for decades. The market’s overreaction to the oil price drop created some opportunities for value investors, and we took a new position in Australia’s Origin Energy, which has both exploration and generation businesses. We believe the latter will provide some downside protection from another retreat in oil prices, but the company’s stake in a liquid natural gas project should also allow it to benefit from an eventual rebound in energy prices. We are treading carefully in the segment, however, and the recent rebound in energy stocks and oil prices has already limited the opportunities, in our opinion.

Our financials holdings also performed poorly overall, while also weighing on our returns relative to the benchmark. In the UK, Royal Bank of Scotland and Lloyds Banking Group were weak as investors were nervous prior to the government election in May. Their prospects are unchanged, in our view, and the election worked out favorably. DNB (Norway) was hit by concerns about the oil price we referenced earlier, but we believe it is well positioned to cope. UniCredit (Italy) fell as investors anticipated declining interest rates, which weigh on loan margins. Financial repression, or the attempt to reduce interest rates below inflation, hurt Korea’s Hana Financial Group, which was also dealt a blow by the delayed implementation of a merger. The bank was recently trading at 0.4 times book value, so we believe the downside is limited and the upside is significant when rates normalize or the merger implementation finally occurs. Greece’s Piraeus Bank performed poorly following the election of an anti-austerity government in late 2014. A bright spot in the financials sector was insurer AIA Group, the Hong Kong spinoff from troubled AIG Group that we have discussed in previous letters. The company continues to vindicate our belief that spinoffs are often good investment, as the new firm is, by definition, more focused on its target markets. Germany’s Munich Re also performed well, but low interest rates have allowed capital to flow into the reinsurance business. We believe increased competition will make this typically cyclical business more challenging, and we have been selling into strength.

Generally, we have been attempting to upgrade the quality of the portfolio as the economic cycle grows longer in the tooth. Many of our sales over the period reflected our attempt to take profits before companies feel the pinch as excess capacity comes online in industries facing stagnant or declining demand. For example, we have significantly reduced our position in Japan’s Nissan Motor. We invested in the company when it was trading below book value because of operational issues in the U.S., but the stock has rebounded over the last 18 months. Automakers are putting up new factories as sales volumes are at peak levels in China and the U.S., and we expect Nissan to be more vulnerable when the market turns. We executed other major sales for unique reasons. We eliminated our position in the Japanese trading firm ITOCHU because of its large investment in a Chinese financial conglomerate. While we believe it paid too much, we also think that the opaque nature of the Chinese business will also make ITOCHU something of a black box for investors, and we prefer to invest clients’ money where we understand the underlying business model.

Our purchases took place across many segments and reflected our search for companies with reasonable valuations, strong balance sheets, advantageous market positions, and improving industry structures. We added significantly to our holding of Energias do Brasil, a hydropower-centered utility that has suffered from worries over potential water rationing due to Brazil’s drought. The company was trading below book value early in the year, a situation we viewed as untenable given the nation’s dearth of powered generating capacity—eventually, Brazil will need to incentivize power construction. We took a new position in Japan’s SoftBank as concerns grew that it would guarantee the debt of wireless firm Sprint, one of its investments, and commit to a turnaround of the company. We view this as unlikely. Moreover, the company’s stock price significantly undervalues its sizable position in Chinese Internet giant Alibaba, which we feel is unwarranted.

INVESTMENT OUTLOOK

On balance, our expectations for the global economy are more favorable than they are for global markets. In general, very low interest rates in most developed markets should help economies to continue muddling along. But cheap money does not mean that the world has become a less risky place, and setbacks for firms, industries, or whole economies should be expected. Stock valuations have also reached near-record multiples, so the magnitude of any declines is likely to be exaggerated. As a result, while I am confident in the long-term potential of many of our holdings, I am as conservative in my positioning as I have been in my five years of managing the fund. I would encourage shareholders to be thoughtful before putting money into the asset class at these more elevated levels. Instead, investors may wish to wait for a pullback in the market, which will once again provide us the opportunity to acquire companies at more attractive valuations.

Respectfully submitted,

Jonathan H.W. Matthews
Chairman of the fund’s Investment Advisory Committee

May 14, 2015

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF INTERNATIONAL INVESTING

Funds that invest overseas generally carry more risk than funds that invest strictly in U.S. assets. Risks can result from varying stages of economic and political development; differing regulatory environments, trading days, and accounting standards; and higher transaction costs of non-U.S. markets. Non-U.S. investments are also subject to currency risk, or a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

GLOSSARY

Lipper averages: The average of available mutual fund performance returns in categories defined by Lipper Inc.

MSCI EAFE Index: An index that measures equity market performance of developed countries in the Europe, Australasia, and Far East regions.

Note: MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

Portfolio Highlights

TWENTY-FIVE LARGEST HOLDINGS

	Percent of Net Assets 4/30/15
Novartis, Switzerland	2.5%
Royal Dutch Shell, United Kingdom	2.1
Nippon Telegraph & Telephone, Japan	1.8
Zurich Insurance Group, Switzerland	1.7
Sumitomo, Japan	1.6
AIA Group, Hong Kong	1.6
Aviva, United Kingdom	1.5
Teva Pharmaceutical Industries, Israel	1.5
Lloyds Banking Group, United Kingdom	1.5
Barclays, United Kingdom	1.4
Telefonica, Spain	1.4
Hutchison Whampoa, Hong Kong	1.4
SoftBank, Japan	1.4
Credit Suisse, Switzerland	1.3
Delhaize, Belgium	1.2
GlaxoSmithKline, United Kingdom	1.2
Svenska Handelsbanken, Sweden	1.2
Volkswagen, Germany	1.1
Marks & Spencer Group, United Kingdom	1.1
Honda Motor, Japan	1.1
Direct Line Insurance, United Kingdom	1.1
Royal Bank of Scotland, United Kingdom	1.1
Sony, Japan	1.1
DNB, Norway	1.0
RSA Insurance Group, United Kingdom	1.0
Total	34.9%

Note: The information shown does not reflect any exchange-traded funds (ETFs), cash reserves, or collateral for securities lending that may be held in the portfolio.

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has three share classes: The original share class (Investor Class) charges no distribution and service (12b-1) fee, Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee, and R Class shares are available to retirement plans serviced by intermediaries and charge a 0.50% 12b-1 fee. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period

Investor Class

	6 Months Ended 4/30/15	Year Ended 10/31/14	10/31/13	10/31/12	10/31/11	10/31/10
NET ASSET VALUE						
Beginning of period	$ 15.41	$ 15.44	$ 12.58	$ 12.41	$ 13.32	$ 12.15
Investment activities						
Net investment income[1]	0.17	0.55	0.37	0.36	0.37	0.31
Net realized and unrealized gain / loss	0.33	(0.23)	2.82	0.15	(0.98)	1.16
Total from investment activities	0.50	0.32	3.19	0.51	(0.61)	1.47
Distributions						
Net investment income	(0.46)	(0.35)	(0.31)	(0.34)	(0.30)	(0.28)
Net realized gain	(0.49)	–	(0.02)	–	–	(0.02)
Total distributions	(0.95)	(0.35)	(0.33)	(0.34)	(0.30)	(0.30)
NET ASSET VALUE						
End of period	**$ 14.96**	**$ 15.41**	**$ 15.44**	**$ 12.58**	**$ 12.41**	**$ 13.32**

Ratios/Supplemental Data						
Total return[2]	**3.93%**	**2.16%**	**25.87%**	**4.47%**	**(4.71)%**	**12.29%**
Ratio of total expenses to average net assets	0.84%[3]	0.85%	0.86%	0.87%	0.87%	0.89%
Ratio of net investment income to average net assets	2.32%[3]	3.45%	2.67%	2.95%	2.82%	2.51%
Portfolio turnover rate	13.6%	44.7%	42.0%	29.9%	26.3%	31.3%
Net assets, end of period (in millions)	$ 11,663	$ 10,257	$ 7,958	$ 5,600	$ 4,151	$ 3,227

(1) Per share amounts calculated using average shares outstanding method.

(2) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees. Total return is not annualized for periods less than one year.

(3) Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period

Advisor Class

	6 Months Ended 4/30/15	Year Ended 10/31/14	10/31/13	10/31/12	10/31/11	10/31/10
NET ASSET VALUE						
Beginning of period	$ 15.59	$ 15.59	$ 12.67	$ 12.46	$ 13.37	$ 12.17
Investment activities						
Net investment income[(1)]	0.15	0.51	0.34	0.33	0.36	0.28
Net realized and unrealized gain / loss	0.34	(0.21)	2.85	0.16	(1.00)	1.17
Total from investment activities	0.49	0.30	3.19	0.49	(0.64)	1.45
Distributions						
Net investment income	(0.41)	(0.30)	(0.25)	(0.28)	(0.27)	(0.23)
Net realized gain	(0.49)	–	(0.02)	–	–	(0.02)
Total distributions	(0.90)	(0.30)	(0.27)	(0.28)	(0.27)	(0.25)
NET ASSET VALUE						
End of period	**$ 15.18**	**$ 15.59**	**$ 15.59**	**$ 12.67**	**$ 12.46**	**$ 13.37**

Ratios/Supplemental Data

Total return[(2)]	**3.78%**	**1.99%**	**25.59%**	**4.22%**	**(4.91)%**	**12.08%**
Ratio of total expenses to average net assets	1.07%[(3)]	1.07%	1.09%	1.10%	1.07%	1.07%
Ratio of net investment income to average net assets	2.03%[(3)]	3.21%	2.44%	2.72%	2.64%	2.27%
Portfolio turnover rate	13.6%	44.7%	42.0%	29.9%	26.3%	31.3%
Net assets, end of period (in thousands)	$ 170,678	$ 172,905	$ 162,804	$ 148,381	$ 186,842	$ 224,057

(1) Per share amounts calculated using average shares outstanding method.

(2) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees. Total return is not annualized for periods less than one year.

(3) Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

R Class

	6 Months Ended 4/30/15	Year Ended 10/31/14	10/31/13	10/31/12	10/31/11	10/31/10
NET ASSET VALUE						
Beginning of period	$ 15.37	$ 15.38	$ 12.54	$ 12.34	$ 13.25	$ 12.11
Investment activities						
Net investment income(1)	0.13	0.47	0.30	0.30	0.32	0.24
Net realized and unrealized gain / loss	0.34	(0.22)	2.80	0.16	(0.99)	1.16
Total from investment activities	0.47	0.25	3.10	0.46	(0.67)	1.40
Distributions						
Net investment income	(0.35)	(0.26)	(0.24)	(0.26)	(0.24)	(0.24)
Net realized gain	(0.49)	–	(0.02)	–	–	(0.02)
Total distributions	(0.84)	(0.26)	(0.26)	(0.26)	(0.24)	(0.26)
NET ASSET VALUE						
End of period	**$ 15.00**	**$ 15.37**	**$ 15.38**	**$ 12.54**	**$ 12.34**	**$ 13.25**

Ratios/Supplemental Data						
Total return(2)	**3.65%**	**1.68%**	**25.12%**	**3.99%**	**(5.17)%**	**11.72%**
Ratio of total expenses to average net assets	1.35%(3)	1.35%	1.38%	1.40%	1.36%	1.36%
Ratio of net investment income to average net assets	1.76%(3)	2.98%	2.16%	2.48%	2.37%	2.02%
Portfolio turnover rate	13.6%	44.7%	42.0%	29.9%	26.3%	31.3%
Net assets, end of period (in thousands)	$ 45,943	$ 45,098	$ 50,765	$ 42,501	$ 39,386	$ 42,721

(1) Per share amounts calculated using average shares outstanding method.

(2) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees. Total return is not annualized for periods less than one year.

(3) Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

Portfolio of Investments ‡

(Cost and value in $000s)

	Shares	$ Value
AUSTRALIA 5.2%		
Common Stocks 5.2%		
CIMIC	4,817,653	80,098
Downer EDI (1)	23,517,370	82,042
Incitec Pivot	27,917,734	87,843
Origin Energy	11,143,396	111,649
Primary Health Care Limited	25,484,870	99,777
QBE Insurance	6,169,710	66,654
Sims Metal Management	7,178,660	61,033
Toll Holdings	4,266,588	30,288
Total Australia (Cost $623,565)		619,384
AUSTRIA 0.5%		
Common Stocks 0.5%		
Erste Group Bank	2,142,128	60,860
Total Austria (Cost $64,696)		60,860
BELGIUM 1.2%		
Common Stocks 1.2%		
Delhaize	1,796,831	144,730
Total Belgium (Cost $124,500)		144,730
BRAZIL 1.2%		
Common Stocks 1.2%		
Energias do Brasil (1)	25,579,700	95,427
Multiplus	3,826,555	42,165
Total Brazil (Cost $162,875)		137,592
CANADA 1.1%		
Common Stocks 1.1%		
Aimia	3,276,100	36,386

National Bank of Canada	2,321,100	93,787
Total Canada (Cost $129,248)		130,173
CHINA 1.3%		
Common Stocks 0.3%		
SOHO China (HKD)	48,360,000	36,773
		36,773
Common Stocks – China A Shares 1.0%		
Daqin Railway (CNH)	53,251,416	119,966
		119,966
Total China (Cost $119,284)		156,739
DENMARK 1.6%		
Common Stocks 1.6%		
Danske Bank	4,183,538	118,547
Tele Danmark	10,086,171	76,750
Total Denmark (Cost $203,317)		195,297
FRANCE 4.7%		
Common Stocks 4.7%		
Airbus	1,695,058	117,709
Atos	1,109,415	86,682
Danone (2)	1,468,415	106,161
Faurecia	294,796	13,950
Gecina (2)	574,933	78,733
Kering (2)	314,107	58,026
Nexans (2)(3)	947,528	37,167
Rexel	3,381,202	63,758
Total France (Cost $580,444)		562,186

INDIA 0.6%		
Common Stocks 0.6%		
Petronet LNG	27,125,383	74,268
Total India (Cost $64,518)		74,268
IRELAND 0.6%		
Common Stocks 0.6%		
Ryanair Holdings, ADR (USD)	1,186,201	76,925
Total Ireland (Cost $57,039)		76,925
ISRAEL 1.5%		
Common Stocks 1.5%		
Teva Pharmaceutical Industries, ADR (USD)	2,920,907	176,481
Total Israel (Cost $152,504)		176,481
ITALY 2.5%		
Common Stocks 2.5%		
Eni (2)	3,515,633	67,675
Prysmian	3,186,729	65,013
Telecom Italia (3)	102,754,444	99,139
UniCredit	8,460,438	60,583
Total Italy (Cost $265,085)		292,410
JAPAN 17.1%		
Common Stocks 17.1%		
Aisin Seiki	2,543,800	115,745
Coca-Cola West	164,100	2,609
Credit Saison	5,117,400	96,746
Daiichi Sankyo	3,407,100	59,300
Hikari Tsushin	358,400	23,922

NEW ZEALAND 0.6%		
Common Stocks 0.6%		
Fletcher Building (2)	11,031,528	69,863
Total New Zealand (Cost $83,102)		69,863
NORWAY 1.0%		
Common Stocks 1.0%		
DNB	6,935,615	123,215
Total Norway (Cost $74,055)		123,215
RUSSIA 0.9%		
Common Stocks 0.9%		
MMC Norilsk Nickel, ADR (USD)	5,995,081	112,135
Total Russia (Cost $106,565)		112,135
SINGAPORE 1.3%		
Common Stocks 1.3%		
ComfortDelGro	27,538,800	63,843
United Overseas Bank	4,027,336	74,345
Venture	2,656,300	16,946
Total Singapore (Cost $136,098)		155,134
SOUTH KOREA 3.0%		
Common Stocks 3.0%		
Hana Financial Group	2,391,103	70,458
Hyundai Mobis	419,174	92,005
KT&G	963,617	85,288
Shinhan Financial Group	803,968	32,965

Zurich Insurance Group	638,053	197,621
Total Switzerland (Cost $827,049)		991,764

TAIWAN 0.5%

Common Stocks 0.5%

Taiwan Semiconductor Manufacturing	11,333,000	54,713
Total Taiwan (Cost $52,852)		54,713

UNITED KINGDOM 22.9%

Common Stocks 22.9%

Amec Foster Wheeler	531,183	7,462
Aviva	22,670,441	182,924
Barclays, ADR (USD)	10,850,663	170,789
Direct Line Insurance	26,154,277	127,952
Experian	5,241,250	93,707
GKN	13,809,355	74,236
GlaxoSmithKline, ADR (USD)	3,100,872	143,105
Investec	12,639,595	120,895
Land Securities	4,491,752	85,922
Lloyds Banking Group	145,299,691	172,399
Marks & Spencer Group	15,959,242	135,188
Persimmon	2,247,161	58,505
Rio Tinto	2,499,500	111,345
Rolls-Royce	7,420,471	118,908
Royal Bank of Scotland (3)	24,589,129	127,270
Royal Dutch Shell, B Shares, ADR (USD)	3,855,609	249,034
RSA Insurance Group	18,735,705	122,559
Serco Group (2)	19,060,510	38,969
Sky	3,591,393	59,274
SSE	4,839,976	114,645
Standard Chartered	4,517,293	73,875
Vesuvius	5,442,453	37,913

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Notes to Financial Statements

T. Rowe Price International Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The International Growth & Income Fund (the fund) is a diversified, open-end management investment company established by the corporation. The fund seeks long-term capital growth and current income primarily through investments in non-U.S. stocks. The fund has three classes of shares: the International Growth & Income Fund original share class, referred to in this report as the Investor Class, offered since December 21, 1998; the International Growth & Income Fund–Advisor Class (Advisor Class), offered since September 30, 2002; and the International Growth & Income Fund–R Class (R Class), offered since September 30, 2002. Advisor Class shares are sold only through unaffiliated brokers and other unaffiliated financial intermediaries, and R Class shares are available to retirement plans serviced by intermediaries. The Advisor Class and R Class each operate under separate Board-approved Rule 12b-1 plans, pursuant to which each class compensates financial intermediaries for distribution, shareholder servicing, and/or certain administrative services. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to all classes; and, in all other respects, the same rights and obligations as the other classes.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including but not limited to ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid by each class annually. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Class Accounting The Advisor Class and R Class each pay distribution, shareholder servicing, and/or certain administrative expenses in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% and 0.50%, respectively, of the class’s average daily net assets. Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to all classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class.

Redemption Fees A 2% fee is assessed on redemptions of fund shares held for 90 days or less to deter short-term trading and to protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund and are recorded as an increase to paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

New Accounting Guidance In June 2014, FASB issued Accounting Standards Update (ASU) No. 2014-11, Transfers and Servicing (Topic 860), Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The ASU changes the accounting for certain repurchase agreements and expands disclosure requirements related to repurchase agreements, securities lending, repurchase-to-maturity and similar transactions. The ASU is effective for interim and annual reporting periods beginning after December 15, 2014. Adoption will have no effect on the fund’s net assets or results of operations.

In May 2015, FASB issued ASU No. 2015-07, Fair Value Measurement (Topic 820), Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent). The ASU removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient and amends certain disclosure requirements for such investments. The ASU is effective for interim and annual reporting periods beginning after December 15, 2015. Adoption will have no effect on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and each class’s net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) has been established by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the Board; is chaired by the fund’s treasurer; and has representation from legal, portfolio management and trading, operations, and risk management.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices for domestic securities and the last quoted sale or closing price for international securities.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted to reflect the fair value of such securities at the close of the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous quoted prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust quoted prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with quoted prices and information to evaluate or adjust those prices. The fund cannot predict how often it will use quoted prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares quoted prices, the next day’s opening prices in the same markets, and adjusted prices.

Actively traded domestic equity securities generally are categorized in Level 1 of the fair value hierarchy. Non-U.S. equity securities generally are categorized in Level 2 of the fair value hierarchy despite the availability of quoted prices because, as described above, the fund evaluates and determines whether those quoted prices reflect fair value at the close of the NYSE or require adjustment. OTC Bulletin Board securities, certain preferred securities, and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation and are categorized in Level 1 of the fair value hierarchy. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of an equity investment with limited market activity, such as a private placement or a thinly traded public company stock, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, new rounds of financing, negotiated transactions of significant size between other investors in the company, relevant market valuations of peer companies, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants; transaction information can be reliably obtained; and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on April 30, 2015:

There were no material transfers between Levels 1 and 2 during the six months ended April 30, 2015.

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

China A shares The fund invests in certain Chinese equity securities (A shares) that have limited availability to investors outside of China. The fund gains access to the A-share market either through a wholly owned subsidiary of Price Associates, which serves as the registered Qualified Foreign Institutional Investor (QFII) for all participating T. Rowe Price-sponsored products (each a participating account), or through the Shanghai-Hong Kong Stock Connect program (Stock Connect). Investment decisions related to A shares held through the QFII are specific to each participating account, and each account bears the economic consequences of its holdings and transactions in A shares. The fund’s ability to repatriate cash from investment activities associated with its A shares held through the QFII is subject to certain restrictions and administrative processes involving the Chinese government; consequently the fund may experience substantial delays in gaining access to its assets or incur a loss of value in the event of noncompliance with governmental requirements. A shares acquired through the QFII are valued using the onshore renminbi exchange rate (CNY) and those acquired through Stock Connect are valued using the offshore renminbi exchange rate (CNH). CNY and CNH exchange rates may differ; accordingly, A shares of the same issue purchased through different channels may not have the same U.S. dollar value. Management believes that the tax treaty between the U.S. and China exempts the fund from any Chinese capital gain tax related to its A shares investments.

Securities Lending The fund may lend its securities to approved brokers to earn additional income. Its securities lending activities are administered by a lending agent in accordance with a securities lending agreement. Security loans generally do not have stated maturity dates and the fund may recall a security at any time. The fund receives collateral in the form of cash or U.S. government securities, valued at 102% to 105% of the value of the securities on loan. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities; any additional collateral required due to changes in security values is delivered to the fund the next business day. Cash collateral is invested by the lending agent(s) in accordance with investment guidelines approved by fund management. Additionally, the lending agent indemnifies the fund against losses resulting from borrower default. Although risk is mitigated by the collateral and indemnification, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities, collateral investments decline in value and the lending agent fails to perform. Securities lending revenue consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower, compensation to the lending agent, and other administrative costs. In accordance with GAAP, investments made with cash collateral are reflected in the accompanying financial statements, but collateral received in the form of securities is not. At April 30, 2015, the value of loaned securities was $319,895,000, including securities sold but not yet settled, which are not reflected in the accompanying Portfolio of Investments; the value of cash collateral and related investments was $337,341,000.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $2,302,729,000 and $1,395,391,000, respectively, for the six months ended April 30, 2015.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

At April 30, 2015, the cost of investments for federal income tax purposes was $11,239,394,000. Net unrealized gain aggregated $949,471,000 at period-end, of which $1,429,729,000 related to appreciated investments and $480,258,000 related to depreciated investments.

NOTE 5 - FOREIGN TAXES

The fund is subject to foreign income taxes imposed by certain countries in which it invests. Additionally, certain foreign currency transactions are subject to tax and capital gains realized upon disposition of securities issued in or by certain foreign countries and are subject to capital gains tax imposed by those countries. All taxes are computed in accordance with the applicable foreign tax law and, to the extent permitted, capital losses are used to offset capital gains. Taxes attributable to income are accrued by the fund as a reduction of income. Taxes incurred on the purchase of foreign currencies are recorded as realized loss on foreign currency transactions. Current and deferred tax expense attributable to capital gains is reflected as a component of realized or change in unrealized gain/loss on securities in the accompanying financial statements. At April 30, 2015, the fund had no deferred tax liability attributable to foreign securities and no foreign capital loss carryforwards.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). Price Associates has entered into a subadvisory agreement(s) with one or more of its wholly owned subsidiaries, to provide investment advisory services to the fund. The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.35% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.275% for assets in excess of $400 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At April 30, 2015, the effective annual group fee rate was 0.29%.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share prices and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class and R Class. For the six months ended April 30, 2015, expenses incurred pursuant to these service agreements were $85,000 for Price Associates; $193,000 for T. Rowe Price Services, Inc.; and $132,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

Additionally, the fund is one of several mutual funds in which certain college savings plans managed by Price Associates may invest. As approved by the fund’s Board of Directors, shareholder servicing costs associated with each college savings plan are borne by the fund in proportion to the average daily value of its shares owned by the college savings plan. For the six months ended April 30, 2015, the fund was charged $295,000 for shareholder servicing costs related to the college savings plans, of which $240,000 was for services provided by Price. The amount payable at period-end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. At April 30, 2015, approximately 3% of the outstanding shares of the Investor Class were held by college savings plans.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds), as well as the T. Rowe Price Retirement Funds and T. Rowe Price Target Retirement Funds (Retirement Funds) may invest. Neither the Spectrum Funds nor the Retirement Funds invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to separate special servicing agreements, expenses associated with the operation of the Spectrum Funds and Retirement Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum Funds and Retirement Funds, respectively. Expenses allocated under these agreements are reflected as shareholder servicing expenses in the accompanying financial statements. For the six months ended April 30, 2015, the fund was allocated $469,000 of Spectrum Funds’ expenses and $7,589,000 of Retirement Funds’ expenses. Of these amounts, $3,539,000 related to services provided by Price. At period-end, the amount payable to Price pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. Additionally, redemption fees received by the Spectrum Funds are allocated to each underlying Price fund in proportion to the average daily value of its shares owned by the Spectrum Funds. Approximately $3,000 of redemption fees reflected in the accompanying financial statements were received from the Spectrum Funds. At April 30, 2015, approximately 7% of the outstanding shares of the Investor Class were held by the Spectrum Funds and 82% were held by the Retirement Funds.

The fund may invest in the T. Rowe Price Reserve Investment Fund, the T. Rowe Price Government Reserve Investment Fund, or the T. Rowe Price Short-Term Reserve Fund (collectively, the Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The Price Reserve Investment Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. The Price Reserve Investment Funds pay no investment management fees.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Social Responsibility” at the top of our corporate homepage. Next, click on the words “Conducting Business Responsibly” on the left side of the page that appears. Finally, click on the words “Proxy Voting Policies” on the left side of the page that appears.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the above directions to reach the “Conducting Business Responsibly” page. Click on the words “Proxy Voting Records” on the left side of that page, and then click on the “View Proxy Voting Records” link at the bottom of the page that appears.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Approval of Investment Management Agreement and Subadvisory Agreement

On March 13, 2015, the fund’s Board of Directors (Board), including a majority of the fund’s independent directors, approved the continuation of the investment management agreement (Advisory Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor), as well as the continuation of the investment subadvisory agreement (Subadvisory Contract) that the Advisor has entered into with T. Rowe Price International Ltd (Subadvisor) on behalf of the fund. In connection with its deliberations, the Board requested, and the Advisor provided, such information as the Board (with advice from independent legal counsel) deemed reasonably necessary. The Board considered a variety of factors in connection with its review of the Advisory Contract and Subadvisory Contract, also taking into account information provided by the Advisor during the course of the year, as discussed below:

Services Provided by the Advisor and Subadvisor
The Board considered the nature, quality, and extent of the services provided to the fund by the Advisor and Subadvisor. These services included, but were not limited to, directing the fund’s investments in accordance with its investment program and the overall management of the fund’s portfolio, as well as a variety of related activities such as financial, investment operations, and administrative services; compliance; maintaining the fund’s records and registrations; and shareholder communications. The Board also reviewed the background and experience of the Advisor’s and Subadvisor’s senior management teams and investment personnel involved in the management of the fund, as well as the Advisor’s compliance record. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor and Subadvisor.

Investment Performance of the Fund
The Board reviewed the fund’s three-month, one-year, and year-by-year returns, as well as the fund’s average annualized total returns over the 3-, 5-, and 10-year periods, and compared these returns with a wide variety of previously agreed-upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data.

On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the relative market conditions during certain of the performance periods, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Advisor under the Advisory Contract and other benefits that the Advisor (and its affiliates, including the Subadvisor) may have realized from its relationship with the fund, including any research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Advisor and Subadvisor may receive some benefit from soft-dollar arrangements pursuant to which research is received from broker-dealers that execute the applicable fund’s portfolio transactions. The Board received information on the estimated costs incurred and profits realized by the Advisor from managing T. Rowe Price mutual funds. The Board also reviewed estimates of the profits realized from managing the fund in particular, and the Board concluded that the Advisor’s profits were reasonable in light of the services provided to the fund.

The Board also considered whether the fund benefits under the fee levels set forth in the Advisory Contract from any economies of scale realized by the Advisor. Under the Advisory Contract, the fund pays a fee to the Advisor for investment management services composed of two components—a group fee rate based on the combined average net assets of most of the T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate based on the fund’s average daily net assets—and the fund pays its own expenses of operations. Under the Subadvisory Contract, the Advisor may pay the Subadvisor up to 60% of the advisory fee that the Advisor receives from the fund. At the March 13, 2015, meeting, the Board approved an additional 0.005% breakpoint to the group fee schedule, effective May 1, 2015. With the new breakpoint, the group fee rate will decline to 0.270% when the combined average net assets of the applicable T. Rowe Price funds exceeds $500 billion. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees
The Board was provided with information regarding industry trends in management fees and expenses, and the Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio (for the Investor Class, Advisor Class, and R Class) in comparison with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee rate was above the median for certain groups of comparable funds and at or below the median for other groups of comparable funds. The information provided to the Board also indicated that the total expense ratio for the Investor and Advisor Classes was at or below the median for comparable funds and the total expense ratio for the R Class was above the median for comparable funds.

The Board also reviewed the fee schedules for institutional accounts and private accounts with similar mandates that are advised or subadvised by the Advisor and its affiliates. Management provided the Board with information about the Advisor’s responsibilities and services provided to institutional account clients, including information about how the requirements and economics of the institutional business are fundamentally different from those of the mutual fund business. The Board considered information showing that the mutual fund business is generally more complex from a business and compliance perspective than the institutional business and that the Advisor generally performs significant additional services and assumes greater risk in managing the fund and other T. Rowe Price mutual funds than it does for institutional account clients.

On the basis of the information provided and the factors considered, the Board concluded that the fees paid by the fund under the Advisory Contract are reasonable.

Approval of the Advisory Contract and Subadvisory Contract
As noted, the Board approved the continuation of the Advisory Contract and Subadvisory Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund and its shareholders for the Board to approve the continuation of the Advisory Contract and Subadvisory Contract (including the fees to be charged for services thereunder). The independent directors were advised throughout the process by independent legal counsel.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price International Funds, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date June 16, 2015

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date June 16, 2015

	By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date June 16, 2015